Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
December, 1996

Scheduled Maturity                                                 6/15/98

Coupon                                                  5.9750%


Excess Protection Level
   3 Month Average  5.92%
      December, 1996  5.68%
      November, 1996  5.97%
      October, 1996  6.11%

Cash Yield                                              18.34%

Investor Charge Offs                                    4.19%

Base Rate                                               8.48%

Over 35 Day Delinquency                                 5.01%

Seller's Interest                                       28.15%

Total Payment Rate                                      10.26%

Total Principal Balance                                $8,443,749,170.63

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $2,377,082,503.90